UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Scor International Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

30-0856479

(IRS Employer Identification No.)

593 Jarvis Street, Suite M2, Toronto, Ontario, Canada M4Y 2H7

(Address of registrant’s principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class to be so registered	Name of each exchange on which each class is to be registered

If this form relates to the registration of a class of Securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

Securities Act registration statement file number to which this form relates: 333-203239

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

The Registrant hereby incorporates its filing pursuant to Rule 424(b), filed on July 21, 2015.

Item 2. Exhibits

The Registrant hereby incorporates its filings pursuant to Form S-1, dated April 3, 2015, May 6, 2015, June 1, 2015, June 11, 2015 and June 23, 2015.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Scor International Foods, Inc.

	By:	/s/ Allan Bradley	July 21, 2015
Allan Bradley, Chief Executive Officer

*Print the name and title of the signing officer under his signature